SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549

                                  FORM 8-K
                               CURRENT REPORT

                   Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934

                             October 28, 1994
                     (Date of earliest event reported)

                       NORTH FORK BANCORPORATION, INC.
           (Exact name of Registrant as specified in its charter)

         Delaware            0-10280                  36-3154608
     (State of          (Commission File No.)      (IRS Employer
     Incorporation)                                Identification No.)

                  9025 Route 25, Mattituck, New York  11952
        (Address of principal executive offices, including zip code)

                                (516) 298-5000
            (Registrant's telephone number, including area code)

                               NOT APPLICABLE
       (Former name or former address, if changed since last report)


          ITEM 5.  OTHER EVENTS.

                    North Fork Bancorporation, Inc. issued a press release announcing that it had received all regulatory approv-als required for its acquisition of Metro Bancshares Inc. A copy of such press release is attached hereto as Exhibit 99 and is incorporated herein by reference.

          ITEM 7.   FINANCIAL STATEMENT AND EXHIBITS.

                    (c) The following Exhibit is filed with this Current Report on Form 8-K:

          Exhibit
          Number                   Description
            99 Press Release of North Fork Bancorporation, Inc., dated October 28, 1994.



                                     SIGNATURE

                    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

          Dated:  October 31, 1994

                                   NORTH FORK BANCORPORATION, INC.

                                   By: /s/  Daniel M. Healy
                                   Name:  Daniel M. Healy
                                   Title: Executive Vice President
                                          Chief Financial Officer



                                   EXHIBIT INDEX

          Exhibit                                      Page
          Number              Description              Number
            99      Press Release of North Fork Bancorporation,
                    Inc., dated October 28, 1994.